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                                                                      Exhibit 24

                                POWERS OF ATTORNEY

          KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert E. Switz and Kathie J. Mikucki, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-8 to be filed under the Securities Act of 1933 for the registration of 500,000 shares of Common Stock of ADC Telecommunications, Inc. under the ADC Telecommunications, Inc. 1994 Employee Stock Purchase Plan and any and all post-effective amendments thereto, and to file such registration statement, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:   March 11, 1994


/s/William J. Cadogan                        /s/Charles W. Oswald
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William J. Cadogan                           Charles W. Oswald


/s/Robert E. Switz                           /s/Jean-Pierre Rosso
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Robert E. Switz                              Jean-Pierre Rosso


/s/Joan K. Berg                              /s/Donald M. Sullivan
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Joan K. Berg                                 Donald M. Sullivan


/s/Thomas E. Holloran
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Thomas E. Holloran                           Warde F. Wheaton


/s/B. Kristine Johnson                       /s/John D. Wunsch
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B. Kristine Johnson                          John D. Wunsch